SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of Report (Date of earliest event reported)

                                February 6, 2002




                          FRANKLIN LAKE RESOURCES INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    Nevada
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                 (State or Other Jurisdiction of Incorporation)


            0-21812                                52-2352724
    ------------------------         ------------------------------------
    (Commission File Number)         (IRS Employer Identification Number)


               172 Starlite Street, South San Francisco, CA  94080
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


        Registrant's telephone number, including area code (650) 588-0425
                                                           --------------





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ITEM 9 - REGULATION FD DISCLOSURES

                 Franklin Lake Resources Inc. (OTC-BB: FKLR)
            172 South Starlite Street, South San Francisco, CA 94080
               TEL (650) 588-0425              FAX (650) 588-5869
     Website http://www.franklinlake.com/    E-mail info@franklinlake.com



Press Release No. 2003-01                                      February 6, 2003

FRANKLIN LAKE RESOURCES BEGINS TEST PRODUCTION; ANNOUNCES FIRST SALES

South San Francisco, CA - (Business Wire) - Thursday, February 6, 2003. Franklin Lake Resources Inc, (FKLR), an exploratory stage mining company, announces that it has begun test production of 500 pound batches of Franklin Lake ore at its new processing facility in Amargosa, Nevada. Results are expected to be reported in approximately one month.

Father Gregory Ofiesh, president and CEO, stated;

1. The company has received a total of $500,000 in commitments in a private placement of its shares.

2. The company's Annual Report on Form 10-KSB, for the fscal year ending October 31, 2002, including audited financial statements, is complete and has been filed with the SEC; it is available on EDGAR and on the company website www.franklinlake.com.

3. As disclosed in the Annual Report, the company realized sales of gold, platinum, and palladium for the year of $26,112 -- the first sales since the company's inception. The financial statements, however, show a loss for the fiscal year.

Father Ofiesh also announced that the company's annual meeting of shareholders will be held at the Stardust Hotel, Las Vegas, Nevada, at 11:OO a.m. PST, on Monday, March 10, 2003. Tours of the production facility at Amargosa will be available following the meeting.

Shareholders and other interested parties can receive press releases and other information directly by sending their e-mail address to the company at info@franklinlake.com. Such information can also be found on the company website www.frankliniake.com.

NOTE: Nothing herein should be deemed to be an offer to sell securities or the solicitation of an offer to purchase securities. Any such offering or solicitation will be made only in accordance with all applicable securities laws and regulations.


CONTACT: Father Gregory Ofiesh, President and CEO - 650-5813-0425


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

                                   SIGNATURE

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 6, 2003                     Franklin Lake Resources Inc.



                                     By:/s/ Father Gregory Ofiesh
                                     ----------------------------------
                                     Father Gregory Ofiesh, President





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